Performance Management - Eaton Vance Preferred Securities and Income ETF - Eaton Vance Preferred Securities and Income ETF	Sep. 30, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance Information
Performance Narrative [Text Block]
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include a bar chart and a table that provide some indication of the risks of an investment in the Fund, by showing annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund (once available) will be available online at  www.eatonvance.com or by calling toll-free 800-836-2414.

Performance Availability Website Address [Text]	www.eatonvance.com
Performance Availability Phone [Text]	800-836-2414